Victory Portfolios

Victory Floating Rate Fund

Member Class

(the “Fund”)

Supplement dated April 24, 2025, to the

Summary Prospectus and Prospectus dated May 1, 2024, as supplemented

This Supplement is intended to highlight certain changes to the Summary Prospectus and Prospectus dated May 1, 2024, as supplemented. Please review these matters carefully.

Pioneer Investments Portfolio Managers

Effective April 28, 2025, Jonathan Sharkey and Timothy Cassidy are the portfolio managers primarily responsible for the day-to-day management of the Fund.

From October 4, 2024, through February 28, 2025, Amundi Asset Management US, Inc. (“Amundi US”) served as sub-adviser to the Fund pursuant to an interim investment sub-advisory agreement (the “Interim Agreement”). During this period, Mr. Sharkey and Mr. Cassidy served as portfolio managers of the Fund. The Interim Agreement had substantially similar terms as the investment sub-advisory agreement between Victory Capital Management Inc. (“Victory Capital”), the Fund’s adviser, and the previous sub-adviser. After the termination of the Interim Agreement, Victory Capital assumed the responsibility of managing the Fund, with no changes to the Fund’s investment objective or principal investment strategies.

Effective April 1, 2025, Mr. Sharkey and Mr. Cassidy joined Victory Capital’s Pioneer Investments investment franchise after the integration of Amundi US into Victory Capital.

There will be no changes to the Fund’s investment objective or principal investment strategies

To reflect these changes, the disclosure under the “Management of the Fund” section on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of Pioneer Investments, a Victory Capital investment franchise.

Portfolio Management

	Title	Tenure with the Fund

Jonathan Sharkey	Senior Vice President and Portfolio Manager	Since April 2025*
Timothy J. Cassidy	Vice President, Senior Credit Analyst, and	Since April 2025*
Associate Portfolio Manager

*Mr. Sharkey and Mr. Cassidy were primarily responsible for the day-to-day management of the Fund from October 4, 2024, through February 28, 2025, pursuant to an Interim Investment Sub-Advisory Agreement with Amundi US.

The disclosure referencing James F. Jackson, Jr., Kurt Daum, and Jason Lincoln under the subheading “Portfolio Management” under the section titled “Organization and Management of the Fund” on page 26 of the Prospectus is deleted and replaced with the following:

Jonathan Sharkey, Senior Vice President of Pioneer Investments, a Victory Capital investment franchise, joined the Adviser following the integration of Amundi US into the Adviser in 2025, and joined Amundi US in 2006. He has managed the Victory Floating Rate Fund since April 2025.

Timothy J. Cassidy, Vice President and Senior Credit Analyst of Pioneer Investments, a Victory Capital investment franchise, joined the Adviser following the integration of Amundi US into the Adviser in 2025, and joined Amundi US in 2014. He has managed the Victory Floating Rate Fund since April 2025.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (3863).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.